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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 30, 2001



                               USA NETWORKS, INC.
               (Exact name of Registrant as specified in charter)



         Delaware                      0-20570                   59-2712887
(State or other jurisdiction       (Commission File             (IRS Employer
     of incorporation)                 Number)               Identification No.)



                    152 West 57th Street, New York, NY 10019
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits.

        99.1     Supplemental Information.

ITEM 9. REGULATION FD DISCLOSURE

        The full text of the Supplemental Information, appearing in Exhibit
99.1 hereto, is furnished pursuant to Regulation FD.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            USA NETWORKS, INC.


                                            By: /s/ Julius Genachowski
                                                -----------------------
                                                Name: Julius Genachowski
                                                Title: Senior Vice President and
                                                        General Counsel

Date: October 30, 2001




                                  EXHIBIT INDEX

Exhibit No.                Description

99.1                       Supplemental Information.